UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

ADVISORS SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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ActivePassive Funds

ActivePassive Large Cap Growth Fund
ActivePassive Large Cap Value Fund
ActivePassive Small/Mid Cap Fund
ActivePassive International Equity Fund
ActivePassive Global Bond Fund
ActivePassive Intermediate Taxable Bond Fund
  ActivePassive Intermediate Municipal Bond Fund

Each a series of Advisors Series Trust
615 East Michigan Street
Milwaukee, WI 53202

October 12, 2011

Dear Fund Shareholder:

FundQuest Incorporated (“FundQuest”) is the investment adviser to the ActivePassive Funds (the “Funds”).  On August 5, 2011, FundQuest and Envestnet, Inc. (“Envestnet”) announced that they had reached an agreement, subject to meeting certain closing conditions, whereby FundQuest would become a wholly owned subsidiary of Envestnet and would be operating under a new name, Envestnet Portfolio Solutions, Inc. (the “Transaction”).  The Transaction, once completed, will cause the current investment advisory agreement between the Funds and FundQuest (the “Current Advisory Agreement”) to terminate as a result of the change in ownership and control of FundQuest.  Accordingly, a new investment advisory agreement with Envestnet Portfolio Solutions, Inc. must be approved by the Funds’ shareholders.  Despite the fact that this is a new agreement, the FundQuest team, now operating under the Envestnet name, will continue to be responsible for the day-to-day management of each Fund’s portfolio.

Enclosed is a notice of a Special Meeting of Shareholders of the Funds, each a separate series of Advisors Series Trust (the “Trust”), to be held on December 9, 2011 (the “Meeting”) together with a Proxy Statement and Proxy Card for each of the Funds that you own relating to the proposal to consider and approve a proposed new investment advisory agreement with Envestnet Portfolio Solutions, Inc. (the “Proposed Advisory Agreement”).

Other than the acquisition of FundQuest by Envestnet and the resulting change in ownership and control of FundQuest that will occur upon the closing of the Transaction, all other aspects of the operations of the Funds will not change.  The Proposed Advisory Agreement will have the same advisory fee rates and will otherwise be the same in all material respects as the Current Advisory Agreement. Upon completion of the Transaction and shareholder approval of the Proposed Advisory Agreement, the same portfolio management team will continue to provide investment advisory services to the Funds on substantially the same terms as the Current Advisory Agreement.  No changes are planned to the portfolio management team or investment approach upon completion of the Transaction.  The Funds’ daily operations and management activities are not expected to be affected in any way.

As a technical matter, this proxy is required because under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in the assignment, and automatic termination, of the Current Advisory Agreement.  Consequently, the Funds will need to enter into a new advisory agreement.  At its September 21-22, 2011 meeting, the Board of Trustees of the Trust considered and approved the Proposed Advisory Agreement to take effect upon the closing of the Transaction, subject to shareholder approval of the Proposed Advisory Agreement.  Based on information that the Board received from FundQuest (to be known as Envestnet Portfolio Solutions, Inc. following completion of the Transaction), the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds, unanimously concluded that it is in the best interests of the Funds and their shareholders to approve the Proposed Advisory Agreement and recommended that the Proposed Advisory Agreement be submitted to the Funds’ shareholders for approval.

If you are a shareholder of record of the Funds as of the close of business on September 23, 2011, you are entitled to vote at the Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card(s).  A Proxy Card is included for each ActivePassive Fund that you own.  The Board of Trustees of the Funds has recommended approval of the Proposed Advisory Agreement for the Funds, and encourages you to vote “FOR” this proposal. If you have any questions regarding the issue to be voted on, please do not hesitate to call 855-500-9508.

Whether or not you are planning to attend the Meeting, we need your vote prior to December 9, 2011.  Voting is quick and easy.  Everything you need is enclosed.  To vote, you may use any of the following methods:

MAIL:  Please mark, sign, and date each of the enclosed Proxy Cards and promptly return it in the enclosed, postage-paid envelope.  BE SURE TO SIGN EACH CARD BEFORE MAILING IT.
PHONE: Please call the toll-free number on your Proxy Card.  Enter the control number (or control numbers in the event you own shares of more than one Fund) on your Proxy Card and follow the instructions.
INTERNET:  Visit the web site (www.proxyvote.com) shown on your Proxy Card.  Enter the control number (or control numbers in the event you own shares of more than one Fund) on your Proxy Card and follow the instructions.

Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Proxy Statement or in person at the time of the Meeting.  A prior proxy can also be revoked by proxy voting again through the web site or toll-free number listed on the enclosed Proxy Card(s).

Thank you for taking the time to consider this important proposal and for your continuing investment in the Funds.

Sincerely,

Timothy J. Clift
Chief Investment Officer
ActivePassive Funds

Important information
to help you understand and vote on the proposal

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

Q:	What is this document, and why did you send it to me?

A:
This document is a proxy statement, and we refer to it as the Proxy.  We are sending this document to you for your use in deciding whether to approve the proposed investment advisory agreement (the “Proposed Advisory Agreement”) with Envestnet Portfolio Solutions, Inc., the name under which FundQuest Incorporated (the “Advisor”) will operate after it is acquired by Envestnet, Inc. on or about December 9, 2011.  Approval of the Proposed Advisory Agreement enables the Advisor to continue as the investment adviser for each of the ActivePassive Funds (the “Funds”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a form of Proxy or Proxy Card.

Q:	What is a proxy?

A:
A proxy is a person who votes the mutual fund shares of another person who could not attend a meeting.  The term “proxy” also refers to the Proxy Card or other method of appointing a proxy.  When you submit your proxy, you are appointing Cheryl L. King and Douglas G. Hess, each of whom are officers of the Trust, as your proxies, and you are giving them permission to vote your mutual fund shares at the special meeting.  The appointed proxies will vote your mutual fund shares as you instruct, unless you submit your proxy without instructions.  In this case, they will vote FOR the proposal.  With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board or, in the absence of such a recommendation, in their discretion.  If you do not submit your proxy, they will not vote your mutual fund shares.  This is why it is important for you to return the Proxy Cards to us as soon as possible whether or not you plan on attending the meeting.

Q:	What am I being asked to vote on?

A:	You are being asked to approve the Proposed Advisory Agreement between the Advisor and the Trust on behalf of the Funds.

The proposal relates to a “change in control” of the equity ownership of the Advisor.  It is anticipated that on or about December 9, 2011, FundQuest Incorporated will be acquired by Envestnet, Inc. (“Envestnet”).  FundQuest and Envestnet announced in August 2011 that they had reached an agreement in principal whereby FundQuest would become a wholly owned subsidiary of Envestnet and would be operating under a new name, Envestnet Portfolio Solutions, Inc. (the “Transaction”).  The Transaction, once completed, will cause the current investment advisory agreement between the Funds and FundQuest (the “Current Advisory Agreement”) to terminate as a result of the change in ownership and control of FundQuest.  Accordingly, a new investment advisory agreement with Envestnet Portfolio Solutions, Inc. must be approved by the Funds’ shareholders.  Despite the fact that this is a new Agreement, the FundQuest team, now operating under the Envestnet name, will continue to be responsible for the day-to-day management of each Fund’s portfolio.

Q&A 1

Q:	How will my approval of this proposal affect the management and operation of the Funds?

A:
The persons responsible for managing the Funds’ assets are not expected to change as a result of or in connection with the Transaction.  Timothy Clift (Chief Investment Officer, lead portfolio manager), Frank Wei, CFA (Senior Analyst, member of Investment Committee) and Matthew Whitbread, CFA, CAIA (Senior Analyst, member of Investment Committee) of the Advisor will continue to serve as co-portfolio managers and be primarily responsible for the day-to-day management of the passively managed portion of each Fund’s portfolio.  Upon shareholder approval of the Proposed Advisory Agreement, the Advisor will enter into new sub-advisory agreements with each applicable Fund’s current sub-advisors.  The applicable Funds’ current sub-advisors will continue to make day-to-day investment decisions for a portion of each Fund’s assets.  In the case of the ActivePassive Global Bond Fund, the Advisor will continue to make day-to-day investment decisions for all assets of the Fund.

Q:	How will my approval of this proposal affect the expenses of the Funds?

A:	The investment advisory fee paid by each Fund to the Advisor will not increase if the Proposed Advisory Agreement with the Advisor is approved.

Q:	What are the primary reasons for the Board’s approval of Envestnet Portfolio Solutions, Inc., the successor to FundQuest Incorporated, as the investment adviser of the Funds?

A:
The Board weighed a number of factors in reaching its decision to approve the Advisor to continue as the investment adviser for the Funds, including the history, reputation, qualifications and resources of FundQuest and the fact that FundQuest’s current portfolio managers would continue to provide the management services to the Funds.  The Board also considered that if the Proposed Advisory Agreement is approved, each Fund’s investment advisory fee would not increase and total expenses for each Fund would not increase.

Q:	Are there any differences between the Current Advisory Agreement and the Proposed Advisory Agreement?

A:	No. There are no material differences between the Current Advisory Agreement and the Proposed Advisory Agreement other than the effective date.

Q:	Has the Funds’ Board of Trustees approved the proposal?

A:
Yes.  The Board of Trustees has unanimously approved the proposal to approve the Proposed Advisory Agreement with Envestnet Portfolio Solutions, Inc. on behalf of the Funds, and recommends that you also vote to approve the proposal.

Q&A 2

Q:	Who is Boston Financial Proxy Solutions?

A:
Boston Financial Proxy Solutions is a third party proxy vendor that the Funds have engaged (at the Advisor’s expense) to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum of shares must attend or participate in the meeting in person or by proxy.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Q:	Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

A:	The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Advisor.

Q:	Who is eligible to vote?

A:
Shareholders of record of the Funds as of the close of business on September 23, 2011 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.  Shareholders of record of the Funds at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Meeting.

Q:	What vote is required?

A:
Approval of the proposal requires the vote, by each Fund, of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of:  (1) 67% or more of the voting securities of each Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of each Fund entitled to vote thereon.  In order for the proposal to take effect for a Fund, the shareholders of that Fund must approve the proposal.

Q:	How do I vote my shares?

A:
You may attend the Meeting and vote in person or you can vote your shares by completing and signing each of the enclosed Proxy Cards and mailing them in the enclosed postage-paid envelope.  You may also visit the web site www.proxyvote.com, enter the control number (or control numbers in the event you own shares of more than one Fund) on your Proxy Card and follow the instructions.  Additionally, you may vote by touch-tone telephone by calling the toll-free number printed on your Proxy Cards and following the recorded instructions.

If you simply sign and date the Proxy Cards, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the cards as to any other matters that properly come before the Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Q&A 3

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Meeting and voting in person.

Q:	How can a quorum be established?

A:
Under the Trust’s By Laws, a quorum is constituted by the presence in person or by proxy of 40 percent of the outstanding shares of each Fund entitled to vote at the Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.

Q:	Can shareholders submit additional proposals?

A:
The Trust and the Funds are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., Milwaukee, WI 53202 so they are received within a reasonable time before any such meeting.  No business other than the proposal is expected to come before the Meeting.  If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed Proxy Card will vote on such matters according to his or her best judgment in the interests of the Funds.

Q:	What will happen if there are not enough votes to approve the proposal?

A:
It is important that we receive your signed Proxy Cards to ensure that there is a quorum for the Meeting.  If we do not receive your vote after several weeks, you may be contacted by Boston Financial Proxy Solutions who will remind you to vote your shares and help you return your proxy.  In the event a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.  If, after further solicitations of proxy votes, sufficient votes to approve the proposal are not received, the Board will consider what further actions need to be taken, which may include the liquidation of a Fund or Funds.

Q:	If I vote by mail, how do I sign the Proxy Cards?

A:	Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the Proxy Cards.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

Q&A 4

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Please complete, sign and return each of the enclosed Proxy Cards in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed Proxy Cards.  No postage is required if mailed in the United States.

Q&A 5

ActivePassive Funds
ActivePassive Large Cap Growth Fund
ActivePassive Large Cap Value Fund
ActivePassive Small/Mid Cap Fund
ActivePassive International Equity Fund
ActivePassive Global Bond Fund
ActivePassive Intermediate Taxable Bond Fund
ActivePassive Intermediate Municipal Bond Fund

Each a series of Advisors Series Trust
615 East Michigan Street
Milwaukee, WI 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 9, 2011

A special meeting of shareholders (the “Meeting”) of the ActivePassive Funds (each a “Fund,” and together, the “Funds”), each a series of Advisors Series Trust (the “Trust”), will be held on Friday, December 9, 2011, at 10 a.m., Central time, at the offices of the Funds’ Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  At the Meeting, shareholders of the Funds, voting separately by Fund, will be asked to consider and act upon the following proposals:

1.	To approve an investment advisory agreement by and between the Trust, on behalf of the Funds, and Envestnet Portfolio Solutions, Inc. (the successor to FundQuest Incorporated).

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL UPON WHICH YOU ARE BEING ASKED TO VOTE.

The Trust’s Board of Trustees has fixed the close of business on September 23, 2011 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement.  Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly each of the enclosed Proxy Cards so that a quorum will be present and a maximum number of shares may be voted for the Funds.  In the alternative, please call the toll-free number on your Proxy Card to vote by telephone or go to the web site shown on your Proxy Card to vote over the Internet.

By Order of the Board of Trustees

Jeanine M. Bajczyk
Secretary of Advisors Series Trust
October 12, 2011

ActivePassive Funds

ActivePassive Large Cap Growth Fund
ActivePassive Large Cap Value Fund
ActivePassive Small/Mid Cap Fund
ActivePassive International Equity Fund
ActivePassive Global Bond Fund
ActivePassive Intermediate Taxable Bond Fund
  ActivePassive Intermediate Municipal Bond Fund

Each a series of Advisors Series Trust
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
October 12, 2011

This Proxy Statement is being furnished to the shareholders of the ActivePassive Funds (each a “Fund,” and together, the “Funds“), each a series of Advisors Series Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Funds’ solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Funds (the “Meeting”) to be held Friday, December 9, 2011, at 10 a.m., Central time, at the offices of the Funds’ Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as September 23, 2011 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.  The approximate mailing date of this Proxy Statement to shareholders is October 12, 2011.  The Meeting will be held for the following purpose:

PROPOSAL:
To approve an investment advisory agreement by and between the Trust, on behalf of the Funds, and Envestnet Portfolio Solutions, Inc. (the successor to FundQuest Incorporated) (hereinafter, the “Advisor”).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at www.proxyvote.com.You may request a copy by mail (ActivePassive Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 855-500-9508.  You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL:

APPROVAL OF ADVISORY AGREEMENT BETWEEN THE TRUST AND ENVESTNET PORTFOLIO SOLUTIONS, INC.

Background.  The Advisor currently provides investment advisory services to the Funds and manages portfolio assets pursuant to an investment advisory agreement with the Trust (the “Current Advisory Agreement”).  The Current Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, on December 9, 2010, and was approved prior to each Fund’s commencement by initial shareholders of each Fund on December 31, 2007.  The Current Advisory Agreement will terminate when the Advisor becomes a wholly owned subsidiary of Envestnet, Inc. (“Envestnet”) as described below in the section titled “The Transaction.”

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by a majority of the outstanding voting securities of such registered investment company.  Section 15(a) also provides that any such advisory contract must terminate on its “assignment.”  Section 2(a)(4) provides that a change of control of an investment adviser, such as the Advisor becoming a wholly owned subsidiary of Envestnet, constitutes an assignment.  Consequently, the change in control of the Advisor as described below will cause the Current Advisory Agreement to terminate.  In order for the Advisor to continue to serve as investment adviser to the Funds, shareholders of the Funds must approve a new investment advisory agreement (the “Proposed Advisory Agreement”) for the Funds.

At its September 21–22, 2011 meeting, the Board, including a majority of the Independent Trustees, approved the Proposed Advisory Agreement, and recommended that it be submitted to the Funds’ shareholders for approval.  If approved by the shareholders of the Funds, the Proposed Advisory Agreement will be executed for the Funds and will become effective upon the date of the Meeting (currently scheduled for December 9, 2011).  The Proposed Advisory Agreement is substantially identical to the Current Advisory Agreement with respect to the Funds, except for the name of the Advisor, the dates of execution and effectiveness.

The Funds are generally managed utilizing a unique blend of active and passive investment management methods.  For the actively managed portions of each applicable Fund, the Advisor selects the sub-advisers for the Funds, subject to approval by the Board of Trustees, and allocates the assets of each Fund between its respective sub-advisor and the Advisor.  The Advisor monitors and evaluates the performance of the sub-advisors, including their adherence to the investment objectives, policies and restrictions of the Funds in accordance with investment guidelines as established by the Advisor.  With the exception of the ActivePassive Global Bond Fund, the Advisor utilizes this “manager of managers” approach to seek each Fund’s investment objective.  The Trust applied for, and the SEC has granted, an exemptive order with respect to the Funds that permits the Advisor, subject to certain conditions, to terminate existing sub-advisors or hire new sub-advisors for the Funds, to materially amend the terms of particular agreements with sub-advisors or to continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  This arrangement has been approved by the Board of Trustees and each Fund’s initial shareholder.  The “manager of managers” structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The following table lists each Fund’s respective sub-advisor.

Fund	Sub-Advisor
ActivePassive Large Cap Growth Fund	TCW Investment Management Company
ActivePassive Large Cap Value Fund	C.S. McKee, L.P.

ActivePassive Small/Mid Cap Fund	Eagle Asset Management, Inc.
ActivePassive International Equity Fund	Invesco AIM Advisors, Inc.
ActivePassive Intermediate Taxable Bond Fund	Sage Advisory Services Ltd. Co.
ActivePassive Intermediate Municipal Bond Fund	Gannett, Welsh & Kotler, LLC
ActivePassive Global Bond Fund	None

There will be no change to the sub-advisors or to the sub-advisory agreements between the Advisor and the sub-advisors (the “Sub-Advisory Agreements”) as a result of the transaction described below or the approval of Proposed Investment Advisory Agreement.  However, under the terms of the Sub-Advisory Agreements, the termination of the Advisor’s investment advisory agreement will cause the termination of the Sub-Advisory Agreements.  The Board of Trustees has approved the continuation of each Sub-Advisory Agreement, as permitted under the exemptive order, subject to shareholder approval of the Proposed Investment Advisory Agreement at the Meeting.

The Transaction. The Advisor is currently a wholly owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc. (“BNP”).  BNP, 200 Park Avenue, 11th Floor, New York, NY, 10166, is currently the direct owner of the Advisor through its 100% ownership interest.  On August 5, 2011, FundQuest and Envestnet announced that they had reached an agreement, subject to meeting certain closing conditions, whereby FundQuest would become a wholly owned subsidiary of Envestnet and would change its name to Envestnet Portfolio Solutions, Inc.  The closing of the transaction is expected to occur in December of 2011 and is subject to a number of conditions.  BNP will retain no ownership interest in the Advisor after the transaction has closed.  Envestnet, which is located at 35 East Wacker Drive, 24th Floor, Chicago, IL 60601, provides technology-enabled wealth management solutions to financial advisors.  The Advisor and Envestnet have announced that no changes are planned to the portfolio management team or investment approach after completion of the transaction.  The Funds’ daily operations and management activities are not expected to be affected in any way by the transaction.  The Advisor does not provide advisory services to any other mutual funds, although Envestnet Asset Management, Inc., a subsidiary of Envestnet, is an investment adviser to mutual funds.

Summary of the Current Advisory Agreement and the Proposed Advisory Agreement.  A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Exhibit A.  The following description of the Proposed Advisory Agreement is only a summary.  You should refer to Exhibit A for the Proposed Advisory Agreement, and the description set forth in this Proxy Statement of the Proposed Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Description of Advisory Agreement.  The Advisor has served as investment advisor to the Funds since their commencement of operations on December 31, 2007.  The Advisor is providing these services pursuant to the terms of the Current Advisory Agreement with the Trust, dated December 24, 2007.  If approved by shareholders at the Meeting, the Advisor will continue to provide the same services pursuant to the terms of the Proposed Advisory Agreement. The Proposed Advisory Agreement will remain in effect for a period of two (2) years, unless sooner terminated.  After the initial two-year period, continuation of the Investment Advisory Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.  Both the Current Advisory Agreement and the Proposed Advisory Agreement may be terminated by the Board or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of a Fund upon not more than 60 days’ notice, or by the Advisor upon 60 days’ notice.

Advisory Services.  Both the Current Advisory Agreement and the Proposed Advisory Agreement state that, subject to the supervision and direction of the Board of Trustees, the Advisor will provide for the overall management of the Funds including: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to each Funds’ investment activities as the Board of Trustees may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  Both the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement provide that the Advisor is authorized to delegate its duties under the agreement to one or more sub-advisors pursuant to a written agreement under which such sub-advisors shall furnish the services specified in the agreement to the Advisor or the ActivePassive Funds.  Each agreement provides that the Advisor will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a sub-advisor.

Management Fees.  Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that the Funds will pay the Advisor a fee based on each Fund’s average daily net assets.  Under both the Current Advisory Agreement and the Proposed Advisory Agreement, the Advisor is compensated for its investment advisory services at annual rates as follows:

Fund	Annual Fee Rate (% of average net assets)
ActivePassive Large Cap Growth Fund	0.75%
ActivePassive Large Cap Value Fund	0.75%
ActivePassive Small/Mid Fund	0.80%
ActivePassive International Equity Fund	0.80%
ActivePassive Global Bond Fund	0.75%
ActivePassive Intermediate Taxable Bond Fund	0.60%
ActivePassive Intermediate Municipal Bond Fund	0.60%

For the fiscal year ended October 31, 2010, the Funds paid the Advisor management fees in the amounts shown below:

Fund	Management Fees Accrued by Advisor	Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Advisor
ActivePassive Large Cap Growth Fund	$143,913	$107,918	$0	$35,995
ActivePassive Large Cap Value Fund	$120,991	$120,475	$0	$516
ActivePassive Small/Mid Cap Fund	$102,028	$102,028	$0	$0
ActivePassive International Equity Fund	$138,075	$138,075	$0	$0
ActivePassive Global Bond Fund	$69,232	$69,232	$0	$0
ActivePassive Intermediate Taxable Bond Fund	$108,452	$108,452	$0	$0
ActivePassive Intermediate Municipal Bond Fund	$87,871	$87,871	$0	$0

The fees are computed daily and paid monthly.  The Funds each commenced operations on December 31, 2007 and the fiscal year end for each Fund is on October 31.

Brokerage Policies.  The Current Advisory Agreement and the Proposed Advisory Agreement authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and direct the Advisor to use its best efforts to obtain the most favorable price.  In selecting a broker-dealer to execute a particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The Advisor may cause the Funds to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research other services provided by the broker to the Advisor.  However, both the Current Advisory Agreement and the Proposed Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the Advisor determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.

Payment of Expenses.  Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that the Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Funds.  The Advisor will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Funds (including brokerage commissions and other transaction or custodial charges).

Other Provisions.  Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties under the agreement on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.  Additionally, the Current Advisory Agreement and the Proposed Advisory Agreement provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the agreement should in any way constitute a waiver or limitation of any rights that a Fund’s shareholders may have under any federal securities laws.

Sub-Advisors.  Upon shareholder approval of the Proposed Advisory Agreement, the Advisor will enter into new sub-advisory agreements with each applicable Fund’s current sub-advisors.  The applicable Funds’ current sub-advisors will continue to make day-to-day investment decisions for a portion of each Fund’s assets.  In the case of the ActivePassive Global Bond Fund, the Advisor will continue to make day-to-day investment decisions for all assets of the Fund.

Portfolio Managers.  Upon shareholder approval of the Proposed Advisory Agreement, the Funds’ current portfolio managers will continue to be responsible for the day-to-day management of the Funds’ portfolios, determining each Fund’s investment strategy, portfolio allocation and risk parameters.

Executive Officers and Directors of the Advisor.  Information regarding the current principal executive officers and directors of the Advisor is set forth below.  The address of the Advisor is 75 State Street, Boston, MA 02109.  The address for each of the persons listed below, as it relates to his duties with the Advisor, is the same as that of the Advisor.

Name	Position with Advisor
Michel S. Anastassiades	Director
John J. Barletta	Chief Financial Officer, Treasurer
Pascal Biville	Director
Timothy J. Clift	Chief Investment Officer
Pascale C. Dennery	Director
Scott L. Donnelly	Chief Compliance Officer, Assistant Secretary
James L. Fox	Chairman
Antony G. John	Director
Philippe Marchessaux	Director
Robin S. Meister	Chief Legal Officer, Secretary
David L. Ross	President, Chief Executive Officer, Director

Once the transaction closes and the Advisor is a wholly owned subsidiary of Envestnet, the principal executive officers and directors of the Advisor will be as follows:

Name	Position with Advisor
Jud Bergman	Chief Executive Officer, Director
Bill Crager	Executive Vice President
Scott Grinis	Execuive Vice President and Chief Technology Officer
Shelly O’Brien	Secretary
Dale Seier	Assistant Secretary
Timothy Stearns	Chief Compliance Officer

Required Vote.  Approval of the Proposed Advisory Agreement with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares.  If the Proposed Advisory Agreement is approved by a Fund’s shareholders, it is expected to become effective on December 9, 2011.  If the shareholders of a Fund do not approve the Proposed Advisory Agreement for the Fund, the Advisor will cease to serve as the investment adviser of that Fund.  In that event, the Board will consider what further actions need to be taken, which may include the liquidation of the Fund.  Approval of the Proposed Advisory Agreement by one Fund is not contingent on approval by the other Funds, so that if shareholders of one of the Funds do not approve the proposal, the proposal will be implemented by the other Funds if their shareholders approve the proposal.

Recommendation of the Board of Trustees.  The Board believes that the terms and conditions of the Proposed Advisory Agreement are fair to, and in the best interests of, the Funds and their shareholders.  In making its determination, the Board considered that there will be no change in the senior portfolio management team who will handle the day-to-day management responsibilities for the Funds’ portfolios or to the members of the Advisor who determine the Funds’ overall investment strategies, portfolio allocations and risk parameters and the fact that the Advisor is retaining the Funds’ current sub-advisors and portfolio managers to continue managing the active portion of the applicable Funds, as well as the fact that the Funds will benefit from the depth of investment talent and resources of the Advisor and each of the applicable Funds’ sub-advisors.

In considering the Proposed Advisory Agreement, the full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Advisor under the Proposed Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in the day-to-day investment management of the Funds, including the supervision of investment strategies implemented by each of the applicable Funds’ sub-advisors.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Trustees also considered the Advisor’s selection and oversight of the Funds’ various sub-advisors and oversight of the compliance programs of the Funds’ sub-advisors.  The Board took into account the oversight responsibilities of the Advisor over the sub-advisors both in terms of investments as well as compliance monitoring, and noted that the Advisor has taken action, when appropriate, to recommend changes in sub-advisors to the Funds.  The Board considered that none of the aspects of the Advisor’s business or operations was expected to change as a result of the transaction and concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Proposed Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Proposed Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Funds, the Board reviewed and compared the Funds’ anticipated fees and expenses to those funds in its respective peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board noted that the Advisor’s fees for managing the Funds were not changing as a result of the transaction.  In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Funds’ “manager of managers” structure, noting that the Advisor pays each of the Funds’ sub-advisory fees out of its own advisory fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.  The Board viewed such information as a whole as useful in assessing whether the Advisor would be able to provide services at a cost that was competitive with other similar funds.  The Trustees also took into account the proposed expense waivers, noting that the Advisor was agreeing to waive its advisory fee or reimburse the Funds for certain of the Funds’ expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) through at least December 31, 2013 (subject to recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid) to the extent necessary to maintain annual expense ratios as follows:

Small/Mid Cap Fund	1.50%
Large Cap Growth Fund, International Fund	1.30%
Large Cap Value Fund, Global Bond Fund	1.20%
Taxable Bond Fund, Municipal Bond Fund	1.00%

The Board concluded that the fees to be paid to the Advisor were fair and reasonable.

The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

The Board reviewed the Advisor’s financial information as well as the financial information of Envestnet.  The Board took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Proposed Advisory Agreement was not expected to be excessive, and that the Advisor had sufficient resources to support the services it provides to the Funds following completion of the transaction.

No single factor was determinative of the Board’s decision to approve the Proposed Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Funds.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Proposed Advisory Agreement was in the best interests of the Funds and their shareholders.

Other Legal Requirements under the 1940 Act.  Section 15(f) of the 1940 Act provides that, when a transaction such as the one described herein (a change of control of an investment advisor) occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).  The Advisor has agreed to use its best efforts to ensure that the transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Funds.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Funds’ Board must be Independent Trustees.  Currently, the Board meets this 75% requirement.

Additional Information about the Trust and the Advisor.  The following is a list of the Trustees and executive officers of the Trust, their positions with the Trust, and their positions with the Advisor, if any:

Name	Position with the Trust	Position with the Advisor
Sallie P. Diedrich	Independent Trustee	None
Donald E. O’Connor	Independent Trustee	None
George J. Rebhan	Independent Trustee	None
George T. Wofford III	Independent Trustee	None
Joe D. Redwine*	Interested Trustee, Chairman and Chief Executive Officer	None

Name	Position with the Trust	Position with the Advisor
Doug G. Hess	President and Principal Executive Officer	None
Cheryl L. King	Treasurer and Principal Financial Officer	None
Michael L. Ceccato	Chief Compliance Officer and AML Officer	None
Jeanine M. Bajczyk, Esq.	Secretary	None

*Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC which acts as principal underwriter to the Funds.

Affiliated Broker.  The Advisor currently has several affiliated broker-dealers which are under common control with the Advisor.  These affiliated broker-dealers are Bancwest Investment Services, Inc., BNP Paribas Investment Services, LLC, BNP Paribas Prime Brokerage Inc., BNP Paribas Securities Corporation and Exane, Inc.  Once the transaction closes, the Advisor will have an affiliated broker, Portfolio Brokerage Services, Inc., which will be affiliated through the entities’ common parent company, Envestnet.  The Advisor does not currently use its affiliated broker-dealers to execute Fund transactions and does not expect to do so after the closing of the transaction.

OTHER BUSINESS

Record Date/Shareholders Entitled to Vote.  The Funds are each a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The record holders of outstanding shares of each Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund.  Shareholders of the Funds at the close of business on September 23, 2011 will be entitled to be present and vote at the Meeting.  As of that date, shares of each Fund outstanding and entitled to vote, and their net assets, were as follows:

Name of Fund	Number of Issued and Outstanding Shares	Net Assets
ActivePassive Large Cap Growth Fund – Class A	2,149,066.041	$28,131,890.38
ActivePassive Large Cap Value Fund – Class A	1,956,450.724	$21,575,239.04
ActivePassive Small/Mid Cap Fund – Class A	1,689,775.974	$20,208,188.27
ActivePassive International Equity Fund – Class A	1,876,461.927	$19,431,713.37
ActivePassive Global Bond Fund – Class A	948,127.109	$15,663,481.02
ActivePassive Intermediate Taxable Bond Fund – Class A	1,887,218.913	$30,838,174.33
ActivePassive Intermediate Municipal Bond Fund – Class A	1,066,060.044	$17,196,871.30

Voting Proxies.  You should read the entire proxy statement before voting.  If you have any questions regarding the proxy statement, please call 855-500-9508.  If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person.  Proxies voted by telephone or Internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed Proxy Card.  Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy statement.  In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR Proposal No. 1 and may vote at their discretion with respect to other matters not now known to the Board that may be presented to the Meeting.  Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Funds’ address noted above, delivering a duly executed proxy bearing a later date or in person at the time of the Meeting.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed.  Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The Proposal will be voted on by shareholders of each of the Funds.  Along with the approval of the Board, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Funds within the meaning of the 1940 Act (the “Independent Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the Proposed Advisory Agreement to become effective for that Fund.  “Majority” for this purpose, as permitted under the 1940 Act means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares.  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon.  Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which it is entitled to vote.

If sufficient votes are not received by the date of the Meeting for any particular Fund, a person named as proxy may propose one or more adjournments of the Meeting for that Fund to permit further solicitation of proxies.  The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1.

Quorum Required.  Each Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund.  Under the Trust’s By-Laws, a quorum is constituted by the presence in person or by proxy of 40 percent of the outstanding shares of a Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”  If any proposal requires the affirmative vote of a Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum is not present at the Meeting for any particular Fund, or a quorum is present at the Meeting but sufficient votes to approve a proposal for any particular Fund are not received, the Secretary of the Meeting or the holders of a majority of the shares of a Fund present at the Meeting in person or by proxy may adjourn the Meeting for that Fund to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Trust primarily by mail.  The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Funds or the Advisor who will not be paid for these services.  The Advisor may engage and pay for the services of Boston Financial Proxy Solutions to assist with the solicitation of shareholder votes.  The Advisor will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Advisor.  The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons.  The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Funds.

Other Information. The Funds’ distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53205.  The Funds’ administrator, transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

Share Ownership.  To the knowledge of the Trust’s management, as of the close of business on September 23, 2011, none of the officers or Trustees of the Trust held any beneficial ownership of any of the Funds’ outstanding shares.  To the knowledge of the Trust’s management, as of the close of business on September 23, 2011, persons owning of record more than 5% of the outstanding shares of each Fund were as follows:

ActivePassive Large Cap Growth Fund – Class A

Name and Address	% Ownership	Type of Ownership
National Financial Services 200 Liberty Street New York, NY 10017	89.96%	Record
Pershing P.O. Box 2052 Jersey City, NJ 07303-2052	7.76%	Record

ActivePassive Large Cap Value Fund – Class A

Name and Address	% Ownership	Type of Ownership
National Financial Services 200 Liberty Street New York, NY 10017	89.79%	Record
Pershing P.O. Box 2052 Jersey City, NJ 07303-2052	8.05%	Record

ActivePassive Small/Mid Cap Fund – Class A

Name and Address	% Ownership	Type of Ownership
National Financial Services 200 Liberty Street New York, NY 10017	89.62%	Record
Pershing P.O. Box 2052 Jersey City, NJ 07303-2052	7.90%	Record

ActivePassive International Equity Fund – Class A

Name and Address	% Ownership	Type of Ownership
National Financial Services 200 Liberty Street New York, NY 10017	89.84%	Record
Pershing P.O. Box 2052 Jersey City, NJ 07303-2052	7.82%	Record

ActivePassive Global Bond Fund – Class A

Name and Address	% Ownership	Type of Ownership
National Financial Services 200 Liberty Street New York, NY 10017	87.62%	Record
Pershing P.O. Box 2052 Jersey City, NJ 07303-2052	9.43%	Record

ActivePassive Intermediate Taxable Bond Fund – Class A

Name and Address	% Ownership	Type of Ownership
National Financial Services 200 Liberty Street New York, NY 10017	87.90%	Record
Pershing P.O. Box 2052 Jersey City, NJ 07303-2052	9.27%	Record

ActivePassive Intermediate Municipal Bond Fund – Class A

Name and Address	% Ownership	Type of Ownership
National Financial Services 200 Liberty Street New York, NY 10017	92.13%	Record

Reports to Shareholders.  Copies of the Funds’ most recent annual and semi-annual reports, once they are available, may be requested without charge by writing to the ActivePassive Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI, 53202 or by calling, toll-free, 1-877-273-8635.

GENERAL INFORMATION

Other Matters to Come Before the Meeting.  The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.  The Agreement and Declaration of Trust of the Trust, as amended, and the Amended and Restated By-laws of the Trust, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future.  Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding.  If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 855-500-9508.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 855-500-9508 or write to U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

EXHIBIT A

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

ActivePassive Funds

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [   ] day of December, 2011, by and between Advisors Series Trust, a Delaware business trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (each a “Fund”, and together the “Funds”) and Envestnet Portfolio Solutions, Inc., a Delaware corporation (hereinafter called the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

WHEREAS, each Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render certain investment management and services to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services; and

WHEREAS, the Advisor may retain one or more sub-advisors (the “Sub-Advisors”) to render portfolio management services to the Funds pursuant to Investment Sub-Advisory Agreements between the Fund, the Advisor and each such Sub-Advisor.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.             APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.  In rendering such services, the Advisor may engage one or more Sub-Advisors to provide day-to-day management of all or a portion of the Funds’ portfolios, including the purchase and sale of securities held in the portfolios of the Funds, subject to the oversight and supervision of the Advisor.

2.             DUTIES OF ADVISOR.

(a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds’ and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Funds’ prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”).  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law and shall supervise and oversee any services provided by any Sub-Advisor to the Funds.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities and other investments for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Funds, and file beneficial ownership reports under Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Funds, (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees; and (vii), subject to the authority of the Trust and exemptive relief sought from the Securities and Exchange Commission under Section 15(a) and Rule 18f-2 of the Investment Company Act, have full authority to retain Sub-Advisors to provide certain investment advisory services to the Fund noted herein, and may delegate certain of its duties hereunder to a Sub-Advisor and pay the Sub-Advisor a portion of the compensation received by the Advisor hereunder; provided, however, that the Advisor shall remain fully liable for all of its obligations under this Agreement.

(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct order to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer for the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.	REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.             INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.             ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6.             EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor's actual costs for providing such services. In determining the Advisor's actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees.  Where such arrangements are authorized by the Trust’s Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7.             INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.             NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.             CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.           REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the Fund's administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.           ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.           NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust's Board of Trustees.

13.           TRANSACTIONS WITH OTHER INVESTMENT ADVISERS.  The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.           TERM.

This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

15.           RIGHT TO USE NAME

The Advisor warrants that the Funds’ names are not deceptive or misleading and that the Advisor has rights to any distinctive names used by the Funds.  The Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Advisor.  The Fund may use the name ActivePassive Funds or any name derived from or using the name ActivePassive Funds only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Funds shall cease to use such names or any other name connected with the Advisor.

16.           TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

17.           NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.           ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.           CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20.           SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.           CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.           GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of the ActivePassive Funds	ENVESTNET PORTFOLIO SOLUTIONS, INC.

By:	By:

Name:	Name:

Title:	Title:

SCHEDULE A

Series or Fund of Advisors Series Trust	Annual Fee Rate (% of average net assets)
ActivePassive Large Cap Growth Fund	0.75%
ActivePassive Large Cap Value Fund	0.75%
ActivePassive Small/Mid Cap Fund	0.80%
Active Passive International Equity Fund	0.80%
ActivePassive Global Bond Fund	0.75%
ActivePassive Intermediate Taxable Bond Fund	0.60%
ActivePassive Intermediate Municipal Bond Fund	0.60%

THREE EASY WAYS TO VOTE YOUR PROXY
Read the Proxy Statement and have the Proxy card at hand.

Vote by Internet
Go to www.proxyvote.com and follow the on-line instructions.

Vote by Telephone
Call 1-855-500-9508, and follow the instructions.

Vote by Mail
Vote, sign, date and return your proxy by mail.

If you vote by Telephone or Internet, do not mail your proxy.

If Voting by Mail
Remember to sign and date form below.
Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.

PROXY

ActivePassive Large Cap Growth Fund
ActivePassive Large Cap Value Fund
ActivePassive Small/Mid Cap Fund
ActivePassive International Equity Fund
ActivePassive Global Bond Fund
ActivePassive Intermediate Taxable Bond Fund
ActivePassive Intermediate Municipal Bond Fund

SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 9, 2011

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF ADVISORS SERIES TRUST

The undersigned hereby appoints Cheryl L. King and Douglas G. Hess, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the ActivePassive Funds (the  “Funds”), each a series of Advisors Series Trust (the “Trust”), to be held on December 9, 2011, at 10 a.m. Central Time, at the offices of the Funds’ Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Meeting”), to vote, as designated below, all shares of the Funds, held by the undersigned at the close of business on September 23, 2011.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

At their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

Note: Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 9, 2011

The Funds’ Notice of Special Meeting of Shareholders and Proxy Statement
are available on the Internet at http://www.proxyvote.com.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

IMPORTANT:  PLEASE SIGN AND DATE YOUR PROXY TODAY
AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS REQUIRED.

This proxy will be voted as specified below.  IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1.	To approve a new investment advisory agreement by and between the Trust, on behalf of the ActivePassive Funds, and Envestnet Portfolio Solutions, Inc. (the successor to FundQuest Incorporated).	FOR ☐	AGAINST ☐	ABSTAIN ☐

To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Funds has recommended approval of the Proposed Advisory Agreement for the Funds, and encourages you to vote “FOR” this proposal.

WE NEED YOUR VOTE BEFORE DECEMBER 9, 2011

Your vote is important.  If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the meeting.  You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME